UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2010

Chemtura Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut		19103 06749
(Address of principal executive offices)		(Zip Code)

(203) 573-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on March 18, 2009, Chemtura Corporation (“Chemtura”) and 26 of its U.S. subsidiaries (collectively, with Chemtura, the “Domestic Debtors”) filed voluntary petitions for reorganization, and on August 8, 2010, Chemtura Canada Co./Cie (“Chemtura Canada,” and, collectively with the Domestic Debtors, the “Debtors”) filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On August 5, 2010, the Debtors filed with the Bankruptcy Court the solicitation version of their joint plan of reorganization (as it may be further amended, supplemented or modified, the “Plan”) and accompanying disclosure statement (as it may be further amended, supplemented or modified, the “Disclosure Statement”). The Bankruptcy Court approved the Disclosure Statement on August 5, 2010. On September 2, 2010, Chemtura filed a supplement to the Plan with the Bankruptcy Court, as contemplated by the Plan.

Each class of creditors entitled to vote on the Plan has voted to support the Plan, while the holders of Class 13a interests, primarily consisting of the equity holders of the Debtors, voted to reject the Plan. The previously proposed rights offering to eligible holders to purchase up to 7,385,524 shares of new common stock was conditioned upon the holders of Class 13a interests voting to support the Plan, and therefore, such rights offering has been terminated by the Company, and the shares of common stock registered with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-1 will be deregistered by a post-effective amendment.

The treatment of holders of Class 13a interests when the Plan becomes effective, if confirmed, is described in the Plan and Disclosure Statement.

On September 23, 2010, Chemtura issued a press release announcing the termination of the rights offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements.” These statements include but are not limited to Chemtura’s plans, objectives, expectations and intentions and other statements that contain words such as “expects,” “contemplates,” “anticipates,” “plans,” “intends,” “believes” and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters. These statements are based on Chemtura’s current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond Chemtura’s control. There can be no assurance that Chemtura’s beliefs or expectations will be achieved. Actual results may differ materially from Chemtura’s beliefs or expectations due to economic, business, competitive, market and regulatory factors. Important factors that could cause actual outcomes to differ materially from those in the forward-looking statements include the following: Chemtura’s ability to satisfy any conditions precedent to funding its anticipated exit financing facilities including the term loan facility, risks and uncertainties associated with the Plan, including Chemtura’s ability to successfully complete a restructuring of its balance sheet, and other factors described in Chemtura’s periodic reports, including Item 1A Risk Factors of Chemtura’s Quarterly Report on Form 10-Q for the period ended June 30, 2010.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated September 23, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)

By:	/s/ Billie S. Flaherty
Name:	Billie S. Flaherty
Title:	SVP, General Counsel & Secretary

Date: September 23, 2010

Exhibit Number	Exhibit Description
99.1	Press Release dated September 23, 2010.